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                                                                      EXHIBIT 21

SUBSIDIARIES OF THE REGISTRANT AS OF MARCH 30, 2004

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SUBSIDIARY OR ORGANIZATION                                                                       JURISDICTION OF INCORPORATION
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
ACS STORES, LLC                                                                                          DELAWARE
ADVANCED BUSINESS CONCEPTS INTERNATIONAL, LLC                                                            MINNESOTA
AG2AG, LLC                                                                                               DELAWARE
AGRICULTURAL INDEMNITY INSURANCE COMPANY                                                                 VERMONT
ALLIANCE MILK PRODUCTS, LLC                                                                              MINNESOTA
AMERICA'S COUNTRY STORES HOLDINGS, LLC                                                                   DELAWARE
AMERICA'S COUNTRY STORES, LLC                                                                            DELAWARE
CALVA PRODUCTS CO., INC.                                                                                 CALIFORINA
CHEESE & PROTEIN INTERNATIONAL LLC                                                                       DELAWARE
DIAMOND CROSS, LLC                                                                                       DELAWARE
ESSV, L.L.C.                                                                                             DELAWARE
FMR, INC.                                                                                                MINNESOTA
FORAGE GENETICS ARGENTINA S.R.L.                                                                         ARGENTINA
FORAGE GENETICS, INC.                                                                                    MINNESOTA
GOLDEN STATE FEEDS, LLC                                                                                  DELAWARE
GOLDEN VALLEY DAIRY PRODUCTS, INC.                                                                       CALIFORINA
HEJLIK PIG CO., L.C.                                                                                     IOWA
HERITAGE TRADING COMPANY, LLC                                                                            DELAWARE
L.L. OLDS SEED COMPANY                                                                                   WISCONSIN
LAND O'LAKES FARMLAND FEED LLC                                                                           DELAWARE
LAND O'LAKES FOREIGN SALES CORPORATION                                                                   BARBADOS
LAND O'LAKES HOLDINGS, INC.                                                                              MINNESOTA
LAND O'LAKES INTERNATIONAL DEVELOPMENT CORP.                                                             DELAWARE
LAND O'LAKES MULTITECNOLOGIAS NUTRICIONALES DE MEXICO S.A. DE C.V.                                       MEXICO
LOL FARMLAND FEED SPV, LLC                                                                               DELAWARE
LOL FINANCE CO.                                                                                          MINNESOTA
LOL HOLDINGS II, INC.                                                                                    DELAWARE
LOL POWER, LLC                                                                                           WISCONSIN
LOLFC, LLC                                                                                               MINNESOTA
MICHIGAN STATE SEED COMPANY                                                                              MICHIGAN
MILK PRODUCTS, LLC                                                                                       MINNESOTA
MOARK, LLC                                                                                               MISSOURI
MUNSON LAKES NUTRITION, LLC                                                                              MINNESOTA
NORTHWEST FOOD PRODUCTS COMPANY, INC.                                                                    MINNESOTA
NORTHWEST FOOD PRODUCTS TRANSPORTATION, LLC                                                              WISCONSIN
NUTRA-BLEND, LLC                                                                                         MISSOURI
PMI AGRICULTURE, LLC                                                                                     MISSOURI
PMI NUTRITION INTERNATIONAL, LLC                                                                         DELAWARE
PMI NUTRITION, LLC                                                                                       DELAWARE
PURINA MILLS, LLC                                                                                        DELAWARE
QC HOLDINGS, INC.                                                                                        DELAWARE
QC INDUSTRIES, INC.                                                                                      PENNSYLVANIA
QC, INC.                                                                                                 PENNSYLVANIA
REALTY LOL, INC.                                                                                         MINNESOTA
RESEARCH SEEDS, INC.                                                                                     MISSOURI
SEED RESEARCH, INC.                                                                                      OREGON
SOYBEAN RESEARCH FOUNDATION, INC.                                                                        MINNESOTA
THOMAS PRODUCTS, LLC                                                                                     DELAWARE

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